SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act 1934
Date of Report (Date of earliest event reported): April 24, 2017
NEMAURA MEDICAL, INC.
(Exact name of registrant as specified in charter)

Nevada
000-55283	(State or other jurisdiction of incorporation)	46-5027260
(Commission File Number)		(IRS Employer Identification No.)

Advanced Technology Innovation Centre, Loughborough University Science and Enterprise Parks, 5 Oakwood Drive, Loughborough, Leicestershire LE11 3QF United Kingdom		N/A
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		00 44 1509 222912

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On April 24, 2017, the Registrant issued a press release announcing the completion of development of its second-generation sugarBEAT® non-invasive Continuous Glucose Monitoring skin-patch.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 24, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Nemaura Medical, Inc.

Dated: April 24, 2017	By:	/s/ Dewan F H Chowdhury
	Name:	Dewan F H Chowdhury
	Title:	Chief Executive Officer

Exhibit List

Exhibit No.	Description
99.1	Press Release, dated April 24, 2017